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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)        October 11, 1996
                                                 ------------------------------


                        THE VILLAGE GREEN BOOKSTORE, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         NEW YORK                                          16-1181167
(STATE OR OTHER JURISDICTION        (COMMISSION          (IRS EMPLOYER
      OF INCORPORATION)             FILE NUMBER)       IDENTIFICATION NO.)


1357 MONROE AVENUE, ROCHESTER, NEW YORK                  14618
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


Registrant's telephone number, including area code  (716) 442-1151



          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

        On October 11, 1996, The Village Green Bookstore, Inc. (the "Registrant") and VGBS Acquisition Corporation ("VGBS") consummated a Credit Agreement dated as of September 25, 1996, whereby VGBS agreed to loan up to $1.2 million to the Registrant pursuant to a Senior Secured Promissory Grid Note dated September 25, 1996 (the "Note"). The Note bears interest at the rate of 9% per annum with principal and interest due in arrears in quarterly installments commencing June 30, 1997. Pursuant to the Credit Agreement, the Registrant has agreed that the $1.2 Million loan amount to be provided by VGBS pursuant to the Note will be used by the Registrant solely to repay the entire principal amount owed by the Registrant to the holders of the Registrant's 1994 7% Convertible Senior Subordinated Debentures (the "Debentures").

        Concurrent with the consummation of the Credit Agreement, the Registrant executed a Warrant to purchase up to 2,400,000 shares of the Registrant's Common Stock, par value $.001 per share (the "Common Stock") at the purchase price of $.50 per share in favor of VGBS (the "Warrant"). The Warrant is presently exercisable and may be exercised through September 15, 2001. The Warrant is subject to anti-dilution provisions and will not be registered under the Securities Act of 1933, as amended.

        The Registrant has also entered into a Security Agreement with VGBS pursuant to which the Registrant has granted VGBS a security interest on the indebtedness incurred by the Registrant pursuant to the Credit Agreement and Note. The Security Agreement is senior in right of payment and in collateral except for up to $500,000 of inventory financing for working capital. VGBS has agreed to subordinate its security interest under the Security Agreement to the holders of the Debentures in the event VGBS breaches its obligation to fund any installment due to the Registrant under the Credit Agreement and Note.

        Additionally, to induce VGBS to enter into the Credit Agreement, certain of the Registrant's shareholders have granted an irrevocable proxy to VGBS pursuant to a Shareholders' Agreement and Irrevocable Proxy to vote such shareholders' shares of Common Stock (the "Shareholders' Agreement"). The total number of shares of Common Stock subject to the Shareholders' Agreement is 225,000.

        Furthermore, under the terms of the Credit Agreement, VGBS has the right to reconstitute the entire Board of Directors of the Registrant, and, as such, three of the four current directors of the Registrant have tendered their resignations from the Board of Directors to the Registrant, such resignations to be held by the Registrant pending acceptance by the Registrant.

        Upon full exercise of the Warrant, VGBS will control 2,625,000 shares of the Registrant's Common Stock. As of July 28, 1996, the Registrant had 3,741,255 shares of its Common Stock issued and outstanding (225,000 of which are subject to the Shareholders' Agreement). Upon full exercise of the Warrant, VGBS will be able to vote 43.0% of all such issued and outstanding shares of Common Stock.
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        VGBS is an affiliate of H.J. Myers & Co., Inc., a market maker in the
Registrant's securities. The consideration for the transactions described above was the result of arms-length negotiations between the Registrant and VGBS and the information contained in this Form 8-K with respect to the transactions described above is qualified in its entirety by reference to the complete text of the Credit Agreement, Note, Warrant, Security Agreement and Shareholders' Agreement, copies of which are attached hereto as exhibits.

ITEM 5.  PRESS RELEASE.

        On October 15, 1996 the Registrant issued the following press release:

        The Village Green Bookstore, Inc. (the "Company") announced today that, after extensive negotiations with VGBS Acquisition Corp. ("VGBS"), the Company has entered into a Credit Agreement with VGBS, whereby VGBS will loan up to $1.2 million to the Company pursuant to a Senior Secured Promissory Grid Note ("Note"). The Note bears interest at the rate of 9% per annum with principal and interest payments due in arrears in quarterly installments commencing June 30, 1997. The Credit Agreement provides for maximum borrowing of up to $1.2 million, with funds to be loaned to the Company in four quarterly installments of $300,000. The Company and VGBS have agreed that the $1.2 million loan amount will be used by the Company solely to repay the entire p rincipal amount owed by the Company under the debentures. The first $300,000 installment was delivered to the Company's debentureholders today.

        In connection with the Credit Agreement and in order to induce VGBS to execute the Credit Agreement, the Company has: (i) delivered a Warrant to VGBS to purchase up to 2.4 million shares of the Common Stock of the Company at $.50 per share; (ii) entered into a Security Agreement with VGBS to give VGBS a senior security interest in all of the Company's assets; and (iii) entered into a one year Financial Consulting Agreement with an affiliate of VGBS. Furthermore, certain of the Company's shareholders have granted an irrevocable proxy to VGBS to vote such shareholders' shares of the Company's Common Stock and VGBS shall have the right to reconstitute the Company's Board of Directors.

        As noted above, the indebtedness incurred pursuant to the Credit Agreement will be secured by the assets of the Company and will be senior in right of payment and in collateral except for up to $500,000 of inventory financing for working capital. However, VGBS has agreed to subordinate its security interest to the debentureholders and has agreed to subordinate any outstanding indebtedness in favor of the debentureholders in the event VGBS breaches its obligation to fund an installment under the Credit Agreement.

        VGBS' obligation to fund future installments under the Credit Agreement is subject to certain terms and conditions of the Credit Agreement having been satisfied at that time. In any event, the Company will remain obligated to pay debentureholders.

        Ray Sparks, Village Green's Chairman of the Board and CEO, stated: "Our prior efforts in securing financing have been substantial and this alternative was the best possible way to serve the interests of our debentureholders and shareholders. For almost a year the
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Company has been focusing much of its efforts on paying off its debt while being challenged in the bookstore retail environment by the major expansion of the superstores."

        Village Green owns and operates five retail book stores in New York and Pennsylvania and two Kideology(TM) stores in New York.

        NASDAQ's symbols:  Common Stock - Book; Warrants - Bookw
        Boston Stock Exchange symbols:  Common Stock - VGB; Warrants - VGBW

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

        (a)    Financial Statements of Businesses Acquired.

               Not applicable.

        (b)    Pro Forma Financial Information

               Not applicable

        (c)    Exhibits.

               See Index to Exhibits.
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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     THE VILLAGE GREEN BOOKSTORE, INC.


Date:  October 23, 1996       By:   /s/ Raymond C. Sparks
                                  -----------------------
                                   Name:  Raymond C. Sparks
                                   Title: President and Chief Executive Officer
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                                INDEX TO EXHIBITS


(1)     UNDERWRITING AGREEMENT

        Not Applicable.

(2)     PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR
        SUCCESSION

        (a) Credit Agreement between the Registrant and VGBS dated as of September 25, 1996 (including a list briefly identifying all contents of all omitted exhibits and schedules thereto*), is included herein as Exhibit 2(a).

        (b) Senior Secured Promissory Grid Note for $1.2 million, executed by the Registrant in favor of VGBS and dated September 25, 1996 (including a list briefly identifying all contents of all omitted exhibits and schedules thereto*), is included herein as Exhibit 2(b).

        (c) Warrant to Purchase up to 2,400,000 Shares of Common Stock of the Registrant, par value $.001 per share, executed by the Registrant in favor of VGBS and dated as of September 25, 1996, is included herein as Exhibit 2(c).

        (d) Shareholders' Agreement and Irrevocable Proxy between certain of the Registrant's shareholders and VGBS, dated as of September 25, 1996 (including a list briefly identifying all contents of all omitted exhibits and schedules thereto*), is included herein as
               Exhibit 2(d).

        (e) Security Agreement between the Registrant and VGBS, dated September 25, 1996 (including a list briefly identifying all contents of all omitted exhibits and schedules thereto*), is included herein as Exhibit 2(e).

(4)     INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING
        INDENTURES

        Not Applicable.

(16)    LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

        Not Applicable.

(17)    LETTER RE DIRECTOR RESIGNATION

        Not Applicable.

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    * The Registrant will provide copies to security holders of any referenced omitted schedules and exhibits upon written request.
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(20)    OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

        Not Applicable.

(23)    CONSENTS OF EXPERTS AND COUNSEL

        Not Applicable.

(24)    POWER OF ATTORNEY

        Not Applicable.

(27)    FINANCIAL DATA SCHEDULE

        Not Applicable.

(99)    ADDITIONAL EXHIBITS

        None.